Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report on Form 10-K of Homeownusa (the “Company”) for the eleven month period ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of his or her knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2017	By:	/s/ Conn Flanigan
Conn Flanigan
Chief Executive Officer
(Principal Executive Officer)

Date: March 29, 2017	By:	/s/ Rongguo (Ronald) Wei
Rongguo (Ronald) Wei
Chief Financial Officer
(Principal Financial and Accounting Officer)